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                                                                    EXHIBIT 99.1

Contact: MaryBeth Alvin
         610/738-6376
         malvin@cephalon.com

FOR IMMEDIATE RELEASE

              CEPHALON ANNOUNCES A PRIVATE OFFERING OF CONVERTIBLE
                               SUBORDINATED NOTES
                               ------------------


WEST CHESTER, PA, May 2, 2001 -- Cephalon, Inc. (NASDAQ: CEPH) today announced the private placement of $300 million of its 5.25% Convertible Subordinated Notes due 2006. This offering, which was made through initial purchasers to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended (the "Securities Act"), is expected to close on May 7, 2001.

Cephalon has granted the initial purchasers a 45-day option to purchase an additional $100 million in aggregate principal amount of notes. The notes are convertible into Cephalon's common stock at a conversion price of $74.00 per share, subject to adjustment in certain circumstances. Cephalon has agreed to file a registration statement for the resale of the notes and common stock issuable upon conversion of the notes within 45 days after the closing of the offering.

Cephalon expects to use the net proceeds of the offering for working capital and general corporate purposes, which may include the acquisition of businesses, products, product rights or technologies. Additionally, Cephalon may also use the net proceeds to pay contractual obligations including those incurred in connection with the previously announced Abbott and Novartis transactions.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any of these securities, nor will there be any sale of the notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The notes and the common stock issuable upon conversion of the notes have not been registered under the Securities Act, or any state securities laws, and are being offered and sold through initial purchasers to qualified institutional buyers in reliance on Rule 144A under the Securities Act. Unless so registered, the notes and the common stock issuable upon conversion of the notes may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable states securities laws.

Cephalon, Inc., headquartered in West Chester, Pennsylvania, is an international biopharmaceutical company dedicated to the discovery, development and marketing of products to treat sleep disorders, neurological disorders, cancer and pain.



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IN ADDITION TO HISTORICAL FACTS OR STATEMENTS OF CURRENT CONDITION, THIS PRESS
RELEASE MAY CONTAIN FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS PROVIDE CEPHALON'S CURRENT EXPECTATIONS OR FORECASTS OF FUTURE EVENTS. THESE MAY INCLUDE STATEMENTS REGARDING THE CLOSING OF THE OFFERING OF THE NOTES, INCLUDING THE DATE THEREOF, CEPHALON'S USE OF THE NET PROCEEDS FROM THE OFFERING, AND OTHER STATEMENTS REGARDING MATTERS THAT ARE NOT HISTORICAL FACTS. YOU MAY IDENTIFY SOME OF THESE FORWARD-LOOKING STATEMENTS BY THE USE OF WORDS IN THE STATEMENTS SUCH AS "EXPECT," OR OTHER WORDS AND TERMS OF SIMILAR MEANING. CEPHALON'S PERFORMANCE AND FINANCIAL RESULTS COULD DIFFER MATERIALLY FROM THOSE REFLECTED IN THESE FORWARD-LOOKING STATEMENTS DUE TO GENERAL FINANCIAL, ECONOMIC, REGULATORY AND POLITICAL CONDITIONS AFFECTING THE BIOTECHNOLOGY AND PHARMACEUTICAL INDUSTRIES AS WELL AS MORE SPECIFIC RISKS AND UNCERTAINTIES SUCH AS THOSE SET FORTH IN ITS REPORTS ON FORM 8-K, 10-Q AND 10-K FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION. GIVEN THESE RISKS AND UNCERTAINTIES, ANY OR ALL OF THESE FORWARD-LOOKING STATEMENTS MAY PROVE TO BE INCORRECT. THEREFORE, YOU SHOULD NOT RELY ON ANY SUCH FACTORS OR FORWARD-LOOKING STATEMENTS. FURTHERMORE, CEPHALON DOES NOT INTEND (AND IT IS NOT OBLIGATED) TO UPDATE PUBLICLY ANY FORWARD-LOOKING STATEMENTS. THIS DISCUSSION IS PERMITTED BY THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.


NOTE: Cephalon's press releases are posted on the Internet at the company's Web site at http://www.cephalon.com. They are also available by fax 24 hours a day at no charge by calling PR Newswire's Company News On-Call at 800-758-5804, extension 134563.